UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2016

Ability Inc.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36229	N/A
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Yad Harutzim 14
Tel Aviv, Israel	6770007
(Address of Principal Executive Offices)	(Zip Code)

972-3-6879777

(Registrant’s Telephone Number, Including Area Code)

Cambridge Holdco Corp., 525 South Flagler Drive, Suite 201, West Palm Beach, FL 33401

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.	Other Events

On January 8, 2016, Ability Inc. issued a press release announcing that the Tel Aviv Stock Exchange (“TASE”) has approved the dual listing of its ordinary shares and that trading on the TASE is expected to begin on Tuesday, January 12, 2016, a copy of which is furnished as Exhibit 99.1 hereto.

The information set forth in this Item 8.01, including the text of the press releases attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press Release dated January 8, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ability Inc.

Dated: January 8, 2016	By:	/s/ Anatoly Hurgin
	Name:	Anatoly Hurgin
	Title:	Chief Executive Officer and Chairman of the Board

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